[Logo]  M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                    MFS(R) RESEARCH GROWTH
                    AND INCOME FUND
                    SEMIANNUAL REPORT o FEBRUARY 28, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
MFS' Year 2000 Readiness Disclosure ....................................... 27
Trustees and Officers ..................................................... 29

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,

Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Alec C. Murray]
     Alec C. Murray

For the six months ended February 28, 1999, Class A shares of the Fund provided a total return of 23.10%, Class B shares 22.69%, Class C shares 22.67%, and Class I shares 23.27%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 30.18% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance. The average growth and income fund as reported by Lipper Analytical Services, Inc., an independent firm that tracks mutual fund performance, returned 22.20% for the period.

Q. WHAT WERE SOME OF THE MAJOR FACTORS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. When assessing the Fund's underperformance of its Index, it is helpful to remember that the Fund is a conservative growth and income portfolio. While still seeking growth, the Fund generally avoids the narrow band of riskier stocks with high valuations that have been driving most of the performance of the S&P 500 over the past several quarters. On the plus side, some of our large technology holdings benefited the portfolio over the past six months. Microsoft, our top holding, continued demonstrating its ability to generate strong earnings growth and healthy free cash flow, which it reinvests in its business. As a result, the company maintained its commanding lead as the world's best-positioned software company, and its stock price reflects that. We also saw strong performance from financial services stocks such as Morgan Stanley, Dean Witter and the Equitable. On the down side, a few of our holdings in the food industry were impacted by strong competition and reduced international demand. Long term, we continue to like industry leaders with strong franchises in the food business and feel that if international demand accelerates and competition is thinned by consolidation, those leaders should be in a position to perform well again.

Q. WHY IS FINANCIAL SERVICES, YOUR LARGEST SECTOR, SO ATTRACTIVE NOW?

A. Consumers and corporations in the United States continue to demand products and services from financial services companies. We particularly like insurance stocks because the ongoing consolidation trend in the industry may enhance earnings growth through cost-cutting and restructuring. Equitable is an insurance stock we like that has restructuring potential because it owns assets such as brokerage house Donaldson, Lufkin & Jenrette, which seem to be sources of value.

Q. WHAT TYPES OF TECHNOLOGY STOCKS MEET THE FUND'S CONSERVATIVE PROFILE?

A. We own fewer technology stocks than the S&P 500 because technology can be volatile. We look for technology companies that are the undisputed leaders in their markets and project a high degree of confidence about future earnings growth. This discipline has lead us to names like Microsoft and Intel, the world's leading semiconductor provider. We don't venture much beyond the biggest names in the industry. And among those names, the only one we hold more than a market weighting of is Microsoft because of its commanding industry strength and because the position has grown over time.

Q. WHAT WERE SOME OTHER STOCKS THAT HELPED THE FUND'S PERFORMANCE?

A. We feel that Xerox, another technology company with a very strong brand name, is a good stock idea. The company is successfully transitioning its product line from traditional light-lens copiers and duplicators to digital document processing systems. Because digital systems require more complex engineering, we feel the company's engineering strength is a competitive advantage. In addition, we have confidence in the company's new chief operating officer, who played a key role in the turnaround of IBM. He is a strong manager with the ability to restructure the company to enhance its balance sheet.

   Tyco International is a big industrial conglomerate that continues to do well for the portfolio. The company has shown strong earnings growth in its various businesses, including industrial valves, fiber-optic cable engineering and installation, and fire protection and security products. The company is an aggressive acquirer and has done an excellent job of integrating acquisitions into its corporate structure to save costs. The stock is also attractively priced, at less than 20 times next year's earnings. With the current market averaging roughly 25 times earnings, we feel we can pay a good price and benefit from Tyco's earnings growth.

Q. HOW ABOUT SOME STOCKS THAT DISAPPOINTED DURING THAT TIME? ARE YOU HOLDING ON TO THOSE AND, IF SO, WHY?

A. US Bancorp has not performed well. While the company met its fourth-quarter earnings estimates, it also indicated that its future earnings would be impacted by the loss of some business from the U.S. government. Also, the bank has had to add to its pool of funds to cover potential losses from bad loans. The stock sunk on the news, but we continue to hold it in the belief that the company is still fundamentally sound and can rectify its problems over the long term. The stock also has paid a high dividend, which has helped the income component of the portfolio. Dupont, while not a large holding, hurt us over the period due to continued price weakness in the chemical industry resulting from decreased demand from emerging market economies and oversupply in the chemical market. We continue to hold the stock because we like the company's restructuring effort, and we are seeing signs of stability in emerging markets that should spur increased demand and better prices. As these events unfold, we feel the stock will be positioned to perform well.

Q. PLEASE DISCUSS SOME OF THE MORE SIGNIFICANT CHANGES TO THE FUND'S HOLDINGS OVER THE PAST SIX MONTHS.

A. One of the major changes was the addition to our holdings in Mobil and Exxon. While we had a smaller percentage of integrated oil stocks in the portfolio compared to the S&P 500, we like the prospects for Mobil and Exxon because they are in the process of merging. We think the merger will provide cost-cutting opportunities and a boost to earnings growth. We believe it will be the best stock in the integrated oil group. We also reduced our holdings in Cisco, which is a dominant player in the data communications field. Our concern was that, as Cisco begins to sell its products to the major telecommunications carriers, the company may experience margin pressure because the big carriers have far greater buying power than Cisco's customers in the corporate or enterprise realms.

Q. WHAT ARE THE PROSPECTS FOR LARGE-CAP COMPANIES IN THE FIRST HALF OF 1999?

A. We believe the outlook remains positive for the types of market leaders in which we seek to invest. We will continue to watch stock valuations carefully, however. Stocks with very high valuations are also candidates for sharp price drops, should they encounter any sort of earnings problems. Companies in that situation are not the best candidates for this portfolio, because we emphasize risk-adjusted performance. For the market in general, we believe a growing economy and low interest rates mean that the environment for stock investing should remain positive in 1999.

/s/ Alec C. Murray
    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL,
                           CURRENT INCOME, AND GROWTH OF INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   JANUARY 2, 1996

  CLASS INCEPTION:         CLASS A  JANUARY 2, 1996
                           CLASS B  JANUARY 2, 1997
                           CLASS C  JANUARY 2, 1997
                           CLASS I  JANUARY 2, 1997

  SIZE:                    $189.7 MILLION NET ASSETS AS OF FEBRUARY 28, 1999


PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 1999

CLASS A
                               6 Months      1 Year     3 Years 10 Years/Life*
------------------------------------------------------------------------------
Cumulative Total Return         +23.10%     +13.07%     +87.22%        +98.55%
------------------------------------------------------------------------------
Average Annual Total Return     --          +13.07%     +23.25%        +24.25%
------------------------------------------------------------------------------
SEC Results                     --          + 6.57%     +20.84%        +21.94%
------------------------------------------------------------------------------

CLASS B
                               6 Months      1 Year     3 Years 10 Years/Life*
------------------------------------------------------------------------------
Cumulative Total Return         +22.69%     +12.18%     +83.56%        +94.69%
------------------------------------------------------------------------------
Average Annual Total Return     --          +12.18%     +22.44%        +23.48%
------------------------------------------------------------------------------
SEC Results                     --          + 8.18%     +21.77%        +22.87%
------------------------------------------------------------------------------

CLASS C
                               6 Months      1 Year     3 Years 10 Years/Life*
------------------------------------------------------------------------------
Cumulative Total Return         +22.67%     +12.21%     +83.38%        +94.49%
------------------------------------------------------------------------------
Average Annual Total Return     --          +12.21%     +22.40%        +23.44%
------------------------------------------------------------------------------
SEC Results                     --          +11.21%     +22.40%        +23.44%
------------------------------------------------------------------------------

CLASS I
                               6 Months      1 Year     3 Years 10 Years/Life*
------------------------------------------------------------------------------
Cumulative Total Return         +23.27%     +13.33%     +88.59%       +100.07%
------------------------------------------------------------------------------
Average Annual Total Return     --          +13.33%     +23.55%       + 24.55%
------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 2, 1996, through February 28, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1999

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                           22.0%
TECHNOLOGY                                   13.5%
UTILITIES & COMMUNICATIONS                   13.0%
CONSUMER STAPLES                             11.5%
HEALTH CARE                                  11.4%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  4.6%                      AMERICAN HOME PRODUCTS CORP.  2.3%
Computer software and systems company      Pharmaceutical and home products
                                           company
TYCO INTERNATIONAL LTD.  2.9%
Security systems, packaging, and           BP AMOCO PLC, ADR  2.3%
electronic equipment conglomerate          Oil exploration and production
                                           company
CENTURY TELEPHONE ENTERPRISES, INC.  2.8%
Diversified telecommunications services    INTEL CORP.  2.0%
provider                                   Semiconductor manufacturer

SPRINT CORP.  2.8%                         MOBIL CORP.  2.0%
Long-distance telephone company            International oil and gas company

UNITED TECHNOLOGIES CORP.  2.5%            BRISTOL-MYERS SQUIBB CO.  1.9%
Aerospace, defense, and building           Pharmaceutical products company
 equipment company

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1999

Stocks - 94.0%
------------------------------------------------------------------------------
ISSUER                                                 SHARES            VALUE
------------------------------------------------------------------------------
U.S. Stocks - 90.0%
  Aerospace - 2.3%
    United Technologies Corp.                          36,000     $  4,459,500
------------------------------------------------------------------------------
  Banks and Credit Companies - 5.0%
    Bank of New York, Inc.                             48,200     $  1,683,987
    BankBoston Corp.                                   40,100        1,621,544
    Capital One Financial Corp.                         7,500          957,188
    Chase Manhattan Corp.                              25,600        2,038,400
    National City Corp.                                19,900        1,390,512
    US Bancorp                                         54,000        1,744,875
                                                                  ------------
                                                                  $  9,436,506
------------------------------------------------------------------------------
  Business Machines - 3.2%
    Sun Microsystems, Inc.*                            26,410     $  2,570,023
    Xerox Corp.                                        63,400        3,498,888
                                                                  ------------
                                                                  $  6,068,911
------------------------------------------------------------------------------
  Chemicals - 0.6%
    Du Pont (E.I.) de Nemours & Co., Inc.              22,900     $  1,175,056
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.4%
    Microsoft Corp.*                                   56,000     $  8,407,000
------------------------------------------------------------------------------
  Computer Software - Systems - 1.4%
    Computer Associates International, Inc.            11,600     $    487,200
    Oracle Corp.*                                      38,000        2,123,250
                                                                  ------------
                                                                  $  2,610,450
------------------------------------------------------------------------------
  Consumer Goods and Services - 10.6%
    Black & Decker Corp.                               18,400     $    897,000
    Clorox Co.                                         21,400        2,531,887
    Colgate-Palmolive Co.                              12,200        1,035,475
    Dial Corp.                                         56,200        1,640,338
    Gillette Co.                                       38,000        2,037,750
    Newell Co.                                         35,600        1,513,000
    Philip Morris Cos., Inc.                           62,500        2,445,313
    Procter & Gamble Co.                               30,700        2,747,650
    Tyco International Ltd.                            71,722        5,338,806
                                                                  ------------
                                                                  $ 20,187,219
------------------------------------------------------------------------------
  Electrical Equipment - 1.4%
    Emerson Electric Co.                               47,600     $  2,734,025
------------------------------------------------------------------------------
  Electronics - 1.9%
    Intel Corp.                                        30,000     $  3,598,125
------------------------------------------------------------------------------
  Entertainment - 2.7%
    CBS Corp.*                                         24,000       $  885,000
    Disney (Walt) Co.                                  78,700        2,769,256
    MediaOne Group, Inc.*                              28,200        1,536,900
                                                                  ------------
                                                                  $  5,191,156
------------------------------------------------------------------------------
  Financial Institutions - 6.0%
    Associates First Capital Corp., "A"                58,100     $  2,360,312
    CIT Group, Inc., "A"                               31,600          932,200
    Citigroup, Inc.                                    45,200        2,655,500
    Federal Home Loan Mortgage Corp.                   38,500        2,266,688
    Federal National Mortgage Assn.                    45,700        3,199,000
                                                                  ------------
                                                                    11,413,700
------------------------------------------------------------------------------
  Financial Services - 0.6%
    Alliance Capital Management L.P.                   42,500     $  1,054,531
------------------------------------------------------------------------------
  Food and Beverage Products - 2.8%
    Anheuser-Busch Cos., Inc.                          34,100     $  2,615,044
    Bestfoods Co.                                      31,900        1,497,306
    Ralston-Ralston Purina Co.                         41,900        1,128,681
                                                                  ------------
                                                                  $  5,241,031
------------------------------------------------------------------------------
  Insurance - 7.1%
    American International Group, Inc.                 13,000     $  1,481,188
    CIGNA Corp.                                        24,100        1,891,850
    Equitable Cos., Inc.                               36,600        2,472,787
    Hartford Financial Services Group, Inc.            29,120        1,574,300
    Lincoln National Corp.                             27,900        2,641,781
    Nationwide Financial Services, Inc., "A"           31,300        1,422,194
    Progressive Corp.                                   5,600          719,600
    ReliaStar Financial Corp.                          24,154        1,095,988
    Transamerica Corp.                                  2,500          181,406
                                                                  ------------
                                                                  $ 13,481,094
------------------------------------------------------------------------------
  Manufacturing - 0.9%
    Illinois Tool Works, Inc.                          23,800     $  1,636,250
------------------------------------------------------------------------------
  Medical and Health Products - 6.6%
    American Home Products Corp.                       70,800     $  4,212,600
    Bristol-Myers Squibb Co.                           27,800        3,501,063
    Pfizer, Inc.                                       17,100        2,256,131
    Pharmacia & Upjohn, Inc.                           45,600        2,485,200
                                                                  ------------
                                                                  $ 12,454,994
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.3%
    Cardinal Health, Inc.                              34,700     $  2,504,906
    Guidant Corp.                                      56,200        3,203,400
    United Healthcare Corp.                            49,100        2,421,244
                                                                  ------------
                                                                  $  8,129,550
------------------------------------------------------------------------------
  Metals and Minerals - 0.9%
    Alcoa, Inc.                                        43,060     $  1,743,930
------------------------------------------------------------------------------
  Oils - 2.8%
    Exxon Corp.                                        26,800     $  1,783,875
    Mobil Corp.                                        42,900        3,568,744
                                                                  ------------
                                                                  $  5,352,619
------------------------------------------------------------------------------
  Pollution Control - 0.6%
    Browning Ferris Industries, Inc.                   39,000     $  1,228,500
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.8%
    Arden Realty, Inc.                                 74,900     $  1,750,788
    Highwoods Properties, Inc.                         67,500        1,615,781
                                                                  ------------
                                                                  $  3,366,569
------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Newport News Shipbuilding, Inc.                    19,900     $    575,856
------------------------------------------------------------------------------
  Stores - 6.5%
    American Stores Co.                                57,100     $  1,927,125
    CVS Corp.                                          59,100        3,132,300
    Dayton Hudson Corp.                                33,500        2,095,844
    Lowes Co., Inc.                                    33,960        2,014,252
    Rite Aid Corp.                                     75,200        3,111,400
                                                                  ------------
                                                                  $ 12,280,921
------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Meyer (Fred), Inc.*                                22,200     $  1,426,350
------------------------------------------------------------------------------
  Telecommunications - 9.6%
    Bell Atlantic Corp.                                56,900     $  3,268,194
    Century Telephone Enterprises, Inc.                83,450        5,153,037
    Cisco Systems, Inc.*                               17,950        1,755,734
    Lucent Technologies, Inc.                          19,800        2,010,938
    Sprint Corp.                                       59,000        5,062,938
    Sprint Corp. (PCS Group)*                          29,450          942,400
                                                                  ------------
                                                                  $ 18,193,241
------------------------------------------------------------------------------
  Utilities - Electric - 3.6%
    CMS Energy Corp.                                   39,810     $  1,647,139
    DQE, Inc.                                          34,200        1,306,013
    GPU, Inc.                                          24,800          988,900
    Peco Energy Co.                                    39,900        1,413,956
    Sierra Pacific Resources                           45,700        1,568,081
                                                                  ------------
                                                                  $  6,924,089
------------------------------------------------------------------------------
  Utilities - Gas - 1.3%
    Coastal Corp.                                      32,400     $  1,036,800
    Columbia Energy Group                              27,650        1,396,325
                                                                  ------------
                                                                  $  2,433,125
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $170,804,298
------------------------------------------------------------------------------

Foreign Stocks - 4.0%
  Germany - 0.9%
    Henkel KGaA (Chemicals)                            10,900     $    877,100
    Mannesmann AG (Conglomerate)                        6,500          876,273
                                                                  ------------
                                                                  $  1,753,373
------------------------------------------------------------------------------
  Netherlands - 0.5%
    ING Groep N.V. (Financial Services)*               16,722     $    940,066
------------------------------------------------------------------------------
  Switzerland - 0.4%
    Nestle S.A. (Food and Beverage Products)              350     $    661,907
------------------------------------------------------------------------------
  United Kingdom - 2.2%
    BP Amoco PLC, ADR (Oils)                           48,338     $  4,108,730
    British Aerospace PLC
     (Aerospace and Defense)*                          12,100           77,051
    Lloyds TSB Group PLC
     (Banks and Credit Cos.)                              597            8,571
                                                                  ------------
                                                                  $  4,194,352
------------------------------------------------------------------------------
Total Foreign Stocks                                              $  7,549,698
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $146,913,006)                      $178,353,996
------------------------------------------------------------------------------
Convertible Preferred Stocks - 1.4%
------------------------------------------------------------------------------
U.S. Stocks - 1.4%
  Insurance - 0.1%
    Lincoln National Corp., 7.75%                       7,700     $    201,163
------------------------------------------------------------------------------
  Utilities - Electric - 1.3%
    Reliant Energy, Inc., 7.00%                        22,600     $  2,474,700
------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $1,929,959)                                   $  2,675,863
------------------------------------------------------------------------------
Short-Term Obligations - 7.4%
------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
------------------------------------------------------------------------------
    General Electric Capital Corp.,
      due 3/01/99                                  $8,525,000     $  8,525,000
    Navigator Securities Lending
      Prime Portfolio                               5,474,468        5,474,468
------------------------------------------------------------------------------
Total Short-Term Obligations,
  at Amortized Cost                                               $ 13,999,468
------------------------------------------------------------------------------
Total Investments
  (Identified Cost, $162,842,433)                                 $195,029,327
Other Assets, Less Liabilities - (2.8)%                             (5,318,573)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $189,710,754
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
FEBRUARY 28, 1999
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $162,842,433)       $195,029,327
  Cash                                                              12,329
  Foreign currency, at value (identified cost, $69)                     65
  Receivable for Fund shares sold                                  864,587
  Receivable for investments sold                                   94,169
  Dividends and interest receivable                                179,113
  Deferred organization expenses                                       801
  Other assets                                                       1,686
                                                             -------------
      Total assets                                           $ 196,182,077
                                                             -------------

Liabilities:
  Payable for Fund shares reacquired                            $  186,398
  Payable for investments purchased                                640,918
  Collateral for securities loaned, at value                     5,474,468
  Payable to affiliates -
    Management fee                                                  10,138
    Shareholder servicing agent fee                                  1,755
    Distribution and service fee                                   105,126
    Administrative fee                                                 234
  Accrued expenses and other liabilities                            52,286
                                                             -------------
      Total liabilities                                      $   6,471,323
                                                             -------------
Net assets                                                   $ 189,710,754
                                                             =============
Net assets consist of:
  Paid-in capital                                            $ 157,747,029
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                32,186,888
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (111,959)
  Accumulated net investment loss                                 (111,204)
                                                             -------------
      Total                                                  $ 189,710,754
                                                             =============
Shares of beneficial interest outstanding                      11,126,644
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $70,234,306 / 4,106,110 shares of
      beneficial interest outstanding)                          $17.10
                                                                ======
  Offering price per share (100 / 94.25)                        $18.14
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $100,486,430 / 5,902,380 shares of
      beneficial interest outstanding)                          $17.02
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $18,295,778 / 1,077,652 shares of
      beneficial interest outstanding)                          $16.98
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net asset of $694,240 / 40,502 shares of beneficial
      interest outstanding)                                     $17.14
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
---------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1999
---------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                  $ 1,184,949
    Interest                                                       169,415
    Foreign taxes withheld                                            (271)
                                                               -----------
      Total investment income                                  $ 1,354,093
                                                               -----------
  Expenses -
    Management fee                                             $   552,095
    Trustees' compensation                                          24,205
    Shareholder servicing agent fee                                 95,555
    Distribution and service fee (Class A)                         108,886
    Distribution and service fee (Class B)                         450,076
    Distribution and service fee (Class C)                          81,931
    Administrative fee                                               8,393
    Custodian fees                                                  35,800
    Printing                                                        38,276
    Postage                                                         18,595
    Auditing fees                                                   26,454
    Legal fees                                                       1,020
    Amortization of organization expenses                              215
    Miscellaneous                                                   77,027
                                                               -----------
      Total expenses                                           $ 1,518,528
    Reduction of expenses by distributor                           (30,783)
    Fees paid indirectly                                            (7,370)
                                                               -----------
      Net expenses                                             $ 1,480,375
                                                               -----------
        Net investment loss                                    $  (126,282)
                                                               -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                    $   (28,446)
    Foreign currency transactions                                   (2,643)
                                                               -----------
      Net realized loss on investments and foreign
        currency transactions                                  $   (31,089)
                                                               -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $33,962,213
    Translation of assets and liabilities in foreign
      currencies                                                        30
                                                               -----------
      Net unrealized gain on investments and foreign
        currency translation                                   $33,962,243
                                                               -----------
        Net realized and unrealized gain on investments
          and foreign currency                                 $33,931,154
                                                               -----------
          Increase in net assets from operations               $33,804,872
                                                               ===========

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                           FEBRUARY 28, 1999               AUGUST 31, 1998
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                 $   (126,282)                  $    129,495
  Net realized gain (loss) on investments and foreign
    currency transactions                                           (31,089)                     8,030,468
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         33,962,243                     (7,349,137)
                                                               ------------                   ------------
      Increase in net assets from operations                   $ 33,804,872                   $    810,826
                                                               ------------                   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $    (52,701)                  $    (61,099)
  From net investment income (Class B)                                 --                           (3,698)
  From net investment income (Class C)                                 --                             (249)
  From net investment income (Class I)                               (4,034)                        (1,850)
  From net realized gain on investments and foreign
    currency transactions (Class A)                              (2,375,799)                    (1,497,660)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (3,430,602)                    (1,790,478)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (655,481)                      (331,785)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (43,344)                       (32,222)
                                                               ------------                   ------------
      Total distributions declared to shareholders             $ (6,561,961)                  $ (3,719,041)
                                                               ------------                   ------------
Net increase in net assets from Fund share transactions        $ 19,987,723                   $ 60,493,951
                                                               ------------                   ------------
      Total increase in net assets                             $ 47,230,634                   $ 57,585,736
Net assets:
  At beginning of period                                        142,480,120                     84,894,384
                                                               ------------                   ------------
  At end of period (including accumulated net investment
    loss of $111,204 and accumulated undistributed net
    investment income of $71,813, respectively)                $189,710,754                   $142,480,120
                                                               ============                   ============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS                                                          PERIOD
                                                        ENDED              YEAR ENDED AUGUST 31,                        ENDED
                                                 FEBRUARY 28,       -----------------------------------            AUGUST 31,
                                                         1999               1998                   1997                 1996*
                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $14.42             $14.12                 $11.13                $10.00
                                                       ------             ------                 ------                ------
Income from investment operations# -
  Net investment income(S)                             $ 0.03             $ 0.09                 $ 0.07                $ 0.05
  Net realized and unrealized gain on investments
   and foreign currency                                  3.28               0.78                   3.02                  1.08
                                                       ------             ------                 ------                ------
    Total from investment operations                   $ 3.31             $ 0.87                 $ 3.09                $ 1.13
                                                       ------             ------                 ------                ------
Less distributions declared to shareholders -
  From net investment income                           $(0.01)            $(0.03)                $(0.06)              $  --
  From net realized gain on investments and
   foreign currency transactions                        (0.62)             (0.54)                 (0.04)                 --
                                                       ------             ------                 ------                ------
    Total distributions declared to shareholders       $(0.63)            $(0.57)                $(0.10)               $ --
                                                       ------             ------                 ------                ------
Net asset value - end of period                        $17.10             $14.42                 $14.12                $11.13
                                                       ======             ======                 ======                ======
Total return(+)                                        23.10%++            6.33%                 36.22%                11.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            1.29%+             1.29%                  1.51%                 1.55%+
  Net investment income                                 0.32%+             0.56%                  0.56%                 0.65%+
Portfolio turnover                                        56%               101%                   106%                   58%
Net assets at end of period (000 omitted)             $70,234            $52,238                $33,567                  $492

  * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor voluntarily waived a portion of its distribution fee for all periods indicated below. For the year ended
    August 31, 1997, and for the period ended August 31, 1996, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than
    0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                     $ 0.02             $ 0.07                 $ 0.07                $(0.13)
      Ratios (to average net assets):
        Expenses##                                      1.39%+             1.39%                  1.55%                 4.58%+
        Net investment income (loss)                    0.22%+             0.46%                  0.51%               (1.86)%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS                 YEAR                   PERIOD
                                                              ENDED                ENDED                    ENDED
                                                       FEBRUARY 28,           AUGUST 31,               AUGUST 31,
                                                               1999                 1998                    1997*
                                                        (UNAUDITED)
------------------------------------------------------------------------------------------------------------------
                                                            CLASS B
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $14.40               $14.11                   $12.01
                                                             ------               ------                   ------
Income from investment operations# -
  Net investment (loss)(S)                                   $(0.03)              $(0.03)                  $(0.02)
  Net realized and unrealized gain on investments
   and foreign currency                                        3.27                 0.80                     2.13
                                                             ------               ------                   ------
    Total from investment operations                         $ 3.24               $ 0.77                   $ 2.11
                                                             ------               ------                   ------

Less distributions declared to shareholders -
  From net investment income                                 $ --                 $(0.00)+++               $(0.01)
  From net realized gain on investments and foreign
   currency transactions                                      (0.62)               (0.48)                    --
  In excess of net investment income                           --                   --                      (0.00)+++
                                                             ------               ------                   ------
    Total distributions declared to shareholders             $(0.62)              $(0.48)                  $(0.01)
                                                             ------               ------                   ------
Net asset value - end of period                              $17.02               $14.40                   $14.11
                                                             ======               ======                   ======
Total return                                                 22.69%++              5.54%                   17.56%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  2.04%+               2.03%                    2.26%+
  Net investment loss                                       (0.43)%+             (0.19)%                  (0.22)%+
Portfolio turnover                                              56%                 101%                     106%
Net assets at end of period (000 omitted)                  $100,487              $76,032                  $43,069

  * For the period from the inception of Class B, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                                                                  $(0.02)
      Ratios (to average net assets):
        Expenses##                                                                                          2.30%+
        Net investment loss                                                                               (0.27)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS                 YEAR                   PERIOD
                                                              ENDED                ENDED                    ENDED
                                                       FEBRUARY 28,           AUGUST 31,               AUGUST 31,
                                                               1999                 1998                    1997*
                                                        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
                                                            CLASS C
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $14.36               $14.08                   $12.00
                                                             ------               ------                   ------
Income from investment operations# -
  Net investment (loss)(S)                                   $(0.03)              $(0.03)                  $(0.02)
  Net realized and unrealized gain on investments
   and foreign currency                                        3.27                 0.80                     2.11
                                                             ------               ------                   ------
    Total from investment operations                         $ 3.24               $ 0.77                   $ 2.09
                                                             ------               ------                   ------
Less distributions declared to shareholders -
  From net investment income                                $  --                 $(0.00)+++               $(0.01)
  From net realized gain on investments and foreign
   currency transactions                                      (0.62)               (0.49)                    --
  In excess of net investment income                           --                   --                      (0.00)+++
                                                             ------               ------                   ------
    Total distributions declared to shareholders             $(0.62)              $(0.49)                  $(0.01)
                                                             ------               ------                   ------
Net asset value - end of period                              $16.98               $14.36                   $14.08
                                                             ======               ======                   ======
Total return                                                 22.67%++              5.59%                   17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  2.04%+               2.03%                    2.26%+
  Net investment loss                                       (0.43)%+             (0.19)%                  (0.21)%+
Portfolio turnover                                              56%                 101%                     106%
Net assets at end of period (000 omitted)                   $18,296              $13,199                   $7,433

  * For the period from the inception of Class C, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                                                                  $(0.02)
      Ratios (to average net assets):
        Expenses##                                                                                          2.30%+
        Net investment loss                                                                               (0.26)%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS                 YEAR               PERIOD
                                                               ENDED                ENDED                ENDED
                                                        FEBRUARY 28,           AUGUST 31,           AUGUST 31,
                                                                1999                 1998                1997*
                                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
                                                             CLASS I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $14.47               $14.16               $12.01
                                                              ------               ------               ------
Income from investment operations# -
  Net investment income(S)                                    $ 0.05               $ 0.13               $ 0.08
  Net realized and unrealized gain on investments
   and foreign currency                                         3.30                 0.78                 2.11
                                                              ------               ------               ------
    Total from investment operations                          $ 3.35               $ 0.91               $ 2.19
                                                              ------               ------               ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.06)              $(0.03)              $(0.02)
  From net realized gain on investments and foreign
   currency transactions                                       (0.62)               (0.57)                --
  In excess of net investment income                            --                   --                  (0.02)
                                                              ------               ------               ------
    Total distributions declared to shareholders              $(0.68)              $(0.60)              $(0.04)
                                                              ------               ------               ------
Net asset value - end of period                               $17.14               $14.47               $14.16
                                                              ======               ======               ======
Total return                                                  23.27%++              6.62%               19.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   1.04%+               1.05%                1.19%+
  Net investment income                                        0.58%+               0.80%                0.87%+
Portfolio turnover                                               56%                 101%                 106%
Net assets at end of period (000 omitted)                       $694               $1,011                 $825

 * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                                                                             $ 0.08
      Ratios (to average net assets):
        Expenses##                                                                                       1.22%+
        Net investment income                                                                            0.83%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Growth and Income Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At February 28, 1999, the value of securities loaned was $5,290,301. These loans were collateralized by cash of $5,474,468. Cash collateral is invested in short-term securities which are included in the Portfolio of Investments.

A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $500 million of average net assets               0.65%
          Average net assets in excess of $500 million           0.55%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,919 for the six months ended February 28, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

          $1 billion                                        0.0150%
          Next $1 billion                                   0.0125%
          Next $1 billion                                   0.0100%
          In excess of $3 billion                           0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $40,007 for the six months ended February 28, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,429 for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $150 and $29 for Class B and Class C shares, respectively, for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1999, were $833, $75,303, and $1,267 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $101,205,522 and $92,547,826, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $162,842,433
                                                               ------------
Gross unrealized appreciation                                  $ 35,157,738
Gross unrealized depreciation                                    (2,970,844)
                                                               ------------
    Net unrealized appreciation                                $ 32,186,894
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                  SIX MONTHS ENDED FEBRUARY 28, 1999            YEAR ENDED AUGUST 31, 1998
                                  ----------------------------------        ------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             1,763,045       $ 29,045,159         2,962,035       $  47,997,825
Shares issued to shareholders
  in reinvestment of
  distributions                           139,768          2,271,221           103,015           1,453,922
Shares reacquired                      (1,418,358)       (23,409,681)       (1,821,122)        (30,115,406)
                                       ----------       ------------        ----------       -------------
    Net increase                          484,455       $  7,906,699         1,243,928       $  19,336,341
                                       ==========       ============        ==========       =============

Class B Shares
                                  SIX MONTHS ENDED FEBRUARY 28, 1999            YEAR ENDED AUGUST 31, 1998
                                  ----------------------------------        ------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               952,348       $ 15,489,025         2,731,045       $  42,879,218
Shares issued to shareholders
  in reinvestment of
  distributions                           188,834          3,059,061           114,371           1,617,391
Shares reacquired                        (520,562)        (8,468,414)         (615,639)         (9,634,175)
                                       ----------       ------------        ----------       -------------
    Net increase                          620,620       $ 10,079,672         2,229,777       $  34,862,434
                                       ==========       ============        ==========       =============

Class C Shares
                                  SIX MONTHS ENDED FEBRUARY 28, 1999            YEAR ENDED AUGUST 31, 1998
                                  ----------------------------------        ------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               290,670       $  4,707,779           519,106       $   8,129,558
Shares issued to shareholders
  in reinvestment of
  distributions                            31,557            509,970            16,782             236,637
Shares reacquired                        (163,624)        (2,712,025)         (144,753)         (2,284,805)
                                       ----------       ------------        ----------       -------------
    Net increase                          158,603       $  2,505,724           391,135       $   6,081,390
                                       ==========       ============        ==========       =============

Class I Shares
                                  SIX MONTHS ENDED FEBRUARY 28, 1999                 YEAR ENDED AUGUST 31, 1998
                                  ----------------------------------        ------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 4,141       $     67,196            29,060       $     499,438
Shares issued to shareholders
  in reinvestment of
  distributions                             2,910             47,375             2,390              33,830
Shares reacquired                         (36,371)          (618,943)          (19,876)           (319,482)
                                       ----------       ------------        ----------       -------------
    Net increase (decrease)               (29,320)      $   (504,372)           11,574       $     213,786
                                       ==========       ============        ==========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1999, was $615. The Fund had no significant borrowings during the period.

                       --------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH GROWTH AND INCOME FUND

TRUSTEES                                          SECRETARY
Richard B. Bailey* - Private Investor;            Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                         ASSISTANT SECRETARY
                                                  James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                  CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac         State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School      INVESTOR INFORMATION
                                                  For MFS stock and bond market outlooks, call
The Hon. Sir J. David Gibbons, KBE - Chief        toll free: 1-800-637-4458 anytime from a
Executive Officer, Edmund Gibbons Ltd.;           touch-tone telephone.
Chairman, Colonial Insurance Company, Ltd.
                                                  For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                financial adviser or, for an information kit,
                                                  call toll free: 1-800-637-2929 any business day
Walter E. Robb, III - President and Treasurer,    from 9 a.m. to 5 p.m. Eastern time (or leave a
Benchmark Advisors, Inc. (corporate financial     message anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                     INVESTOR SERVICE
                                                  MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive               P.O. Box 2281
Vice President, Director, and Secretary,          Boston, MA 02107-9906
MFS Investment Management
                                                  For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief              1-800-225-2606 any business day from
Executive Officer, and Director,                  8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                  For service to speech- or hearing-impaired,
J. Dale Sherratt - President, Insight             call toll free: 1-800-637-6576 any business day
Resources, Inc. (acquisition planning             from 9 a.m. to 5 p.m. Eastern time. (To use
specialists) Ward Smith - Former Chairman         this service, your phone must be equipped with
(until 1994), NACCO Industries (holding           a Telecommunications Device for the Deaf.) For
company)                                          share prices, account balances, and exchanges,
                                                  call toll free: 1-800-MFS-TALK (1-800-637-8255)
INVESTMENT ADVISER                                anytime from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                               WORLD WIDE WEB
Boston, MA 02116-3741                             www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

ASSOCIATE DIRECTOR OF EQUITY RESEARCH
Alec C. Murray*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) RESEARCH GROWTH                                              ------------
AND INCOME FUND                                                       BULK RATE
                                                                    U.S. POSTAGE
[logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
WE INVENTED THE MUTUAL FUND(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                  MRG-3 4/99 19M 91/291/391/891